LIMITED-TERM BOND FUND

ETABX Class A Shares	ETCBX Class C Shares
ETNBX Class N Shares	ETIBX Class I Shares

The information in this Supplement amends certain information contained in the Prospectus for the Fund, dated December 14, 2018, and should be read in conjunction with such Prospectus.

January 31, 2019

The following information is added as the last sentence under the section of the Fund’s Prospectus entitled “HOW TO BUY SHARES – Class I Shares”:

“Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.”

The following paragraphs replace the first paragraph contained under the section of the Fund’s Prospectus entitled “HOW TO REDEEM SHARES - Converting Shares”:

“Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class.

Shares held through a financial intermediary offering different programs and fee structures that has an agreement with the Adviser or the Fund’s distributor may be converted by the financial intermediary, without notice, to another share class of the Fund, including share classes with a higher expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program’s policies.”

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated December 14, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.